EXHIBIT 10.35     EMPLOYMENT AGREEMENT WITH J. BRUCE GLEASON

Executive's Employment Agreement

     This Executive's Employment Agreement (the "Agreement") is entered into by and among J. Bruce Gleason, an individual residing in the State of Florida (the "President"); American Internet Technical Centers, Inc., a Nevada corporation (the "Parent Company"); and, American Internet Technical Center, Inc., a Florida corporation (the " Company"), the Parent Company and the Company being collectively hereinafter referred to as the "Consolidated Corporation," and the Consolidated Corporation and the President being sometimes hereinafter collectively to as the "Parties" or generically as a "Party".

                                    Preamble:

         WHEREAS, The Consolidated Corporation, and the Consolidated Corporation's boards of directors are of the opinion that in conjunction with effectuation of the Consolidated Corporation's future plans, the Consolidated Corporation must continue the services of the Company's co-founder, who currently serves as the president, director and chief executive officer of the Consolidated Corporation, on a long term basis; and

     WHEREAS, the President is thoroughly knowledgeable with all aspects of the Consolidated Corporation's operations and plans; and

     WHEREAS, the President is agreeable to serving as the Consolidated Corporation's president and chief executive officer, on the terms and conditions hereinafter set forth:

    NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereby exchanged, as well as of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                   Article One
                       Term, Renewals, Earlier Termination

1.1      Term.

         Subject to the provisions set forth herein, the term of the President's employment hereunder shall be deemed to commence on June 15, 1999 and continue until June 14, 2004.


1.2      Renewals.

         This Agreement shall be renewed automatically, after expiration of the original term, on a continuing annual basis, unless the Party wishing not to renew this Agreement provides the other Party with written notice of its election not to renew ("Termination Election Notice") on or before the 30th day prior to termination of the then current term.

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


1.3      Earlier Termination.

         The Parent Company and the Company shall each have the right to terminate this Agreement prior to the expiration of its Term, as it applies to them (without affecting the Agreement as it applies to the other, except in conjunction with the compensation aspects thereof), or of any renewals thereof, subject to the provisions of Section 1.4, for the following reasons:

(a)      For Cause:

         (1) The Parent Company and the Company may each terminate the President's employment under this Agreement at any time for cause.

         (2) Such termination shall be evidenced by written notice thereof to the President, which notice shall specify the cause for termination.

         (3)      For purposes hereof, the term "cause" shall mean:

                  (3) The inability of the President, through sickness or other incapacity, to discharge his duties under this Agreement for ninety or more consecutive days or for a total of 120 or more days in a period of twelve consecutive months;

                  (4)      The refusal of the President to follow the directions
                           of   the   Consolidated   Corporation's   boards   of
                           directors;

                  (5) Dishonesty; theft; or conviction of a crime involvin moral turpitude;

                  (6) Material default in the performance by the President of his obligations, services or duties required under this Agreement (other than for illness or incapacity) or materially breach of any provision of this Agreement, which default or breach has continued for twenty days after written notice of such default or breach and such material default or breach has resulted in material damage to the Consolidated Corporation.

         (2) In the event of a dispute concerning termination due to breach or default, the President's compensation shall be continued until resolution of such dispute by a tribunal of competent jurisdiction, it being understood that the President must repay any amounts so paid upon final determination that he was not entitled to such compensation.

(b)      Discontinuance of Business:

         In the event that the Parent Company or the Company discontinues operating its business, this Agreement shall terminate as to that entity as of the last day of the month on which it ceases operation with the same force and effect as if such last day of the month were originally set as the termination date hereof; provided, however, that a reorganization of the Parent Company, the Company or the Consolidated Corporation shall not be deemed a termination of their respective business.

(c)      Death:

         This Agreement shall terminate immediately on the death of the President; however, all accrued compensation at such time shall be promptly paid to the President's estate.

1.4      Final Settlement.

         Upon termination of this Agreement and payment to the President of all amounts due him hereunder, the President or his representative shall execute and deliver to the terminating entity on a form prepared by the terminating entity, a receipt for such sums and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to the terminating entity all records, manuals and written procedures, as may be desired by it for the continued conduct of its business.


                                   Article Two
                               Scope of Employment

2.1      Retention.

         The Parent Company and the Company each hereby hires the President and the President hereby accepts such employment, in accordance with the terms, provisions and conditions of this Agreement.

2.2      General Description of Duties.

(a) The President shall be employed as the president of the Company and the Parent Company and perform the duties generally associated with the position of president and chief executive officer of thereof.

(b) Without limiting the generality of the foregoing, the President shall have exclusive control of all aspects of the Consolidated Corporation's day to day operations, subject only to compliance with the directions of the Consolidated Corporation's boards of directors, applicable laws and fiduciary obligations.

(c) The President covenants to perform in good faith his employment duties, devoting substantially all of his business time, energies and abilities to the proper and efficient management of the business of the Consolidated Corporation, and for its benefit.

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




2.3      Status.

(a) Throughout the term of this Agreement, the President shall serve as a member of the boards of directors of the Consolidated Corporation and as their president and chief executive officer.

(b) In the event that he is not elected to such positions, then, at the option of the President, this Agreement may be deemed terminated as to the non-complying entity and, at the President's election, the other entity constituting the Consolidated Corporation, effective as of the earliest time that it can be reasonably determined that such election will not take place, provided that written notice of such election is provided to the entity involved within 30 days after the date that the subject entity failed to elect the President.

2.4      Exclusivity.

         The President shall, unless specifically otherwise authorized by Consolidated Corporation's board of directors, on a case by case basis, devote his business time exclusively to the affairs of the Consolidated Corporation.


                                  Article Three
                                  Compensation

3.1      Compensation.

1. As consideration for the President's services to the Consolidated Corporation the President shall be entitled to a salary in an aggregate gross sum equal to $75,000.00 per annum payable in bi-monthly installments (the "Base Salary").

2. The Base Salary shall be increased by $5,000.00 per year starting on the third anniversary date of this Agreement.

3.2      Benefits.

         During the term of this Agreement, the President shall also be entitled to the following benefits:

(a) Three weeks paid vacation per year during the first three years of this Agreement and four weeks per year thereafter.

(b) During the period of his employment, the President shall be reimbursed for reasonable traveling and other expenses reasonably required in connection with the performance of his duties hereunder, subject to verification required by the Consolidated Corporation for audit purposes, for tax deduction purposes and in order to assure compliance with applicable laws and regulations.

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


(c) The President shall be entitled to receive health and life insurance (provided that in the aggregate, they cost not more than $500 per month to the Consolidated Corporation, any excess being deducted from the Base salary) and all other benefits of employment generally available to management of the Consolidated Corporation or its subsidiaries.


3.3      Indemnification.

         The Consolidated Corporation will defend, indemnify and hold the President harmless from all liabilities, suits, judgments, fines, penalties or disabilities, including expenses associated directly, therewith (e.g. legal fees, court costs, investigative costs, witness fees, etc.) resulting from any reasonable actions taken by him in good faith on behalf of the Consolidated Corporation, their affiliates or for other persons or entities at the request of the board of director of the Parent Company or the Company, to the fullest extent legally permitted, and in conjunction therewith, shall assure that all required expenditures are made in a manner making it unnecessary for the President to incur any out of pocket expenses; provided, however, that the President permits the majority stockholders of the Parent Company to select and supervise all personnel involved in such defense and that the President waive any conflicts of interest that such personnel may have as a result of also representing the Consolidated Corporation, their stockholders or other personnel and agrees to hold them harmless from any matters involving such representation, ex cept such as involve fraud or bad faith.


                                  Article Four
                                Special Covenants

4.1      Confidentiality.

(a) The President acknowledges that, in and as a result of his employment hereunder, he will be developing for the Consolidated Corporation, making use of, acquiring and/or adding to, confidential information of special and unique nature and value relating to such matters as the Consolidated Corporation's trade secrets, systems, procedures, manuals, confidential reports, personnel resources, strategic and tactical plans, advisors, clients, investors and funders; consequently, as material inducement to the entry into this Agreement by the Consolidated Corporation, the President hereby covenants and agrees that he shall not, at anytime during or following the terms of his employment hereunder, directly or indirectly, personally use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to him as a result of his employment by the Consolidated Corporation, or the Consolidated Corporation's affiliates.

(b) In the event of a breach or threatened breach by the President of any of the provisions of this Section 4.1, the Consolidated Corporation, in addition to and not in limitation of any other rights, remedies or damages available to the Consolidated Corporation, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by the President, or by the President's partners, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with him.

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
4.2      Special Remedies.

         In view of the irreparable harm and damage which would undoubtedly occur to the Consolidated Corporation as a result of a breach by the President of the covenants or agreements contained in this Article Four, and in view of the lack of an adequate remedy at law to protect the Consolidated Corporation's interests, the President hereby covenants and agrees that the Consolidated Corporation shall have the following additional rights and remedies in the event of a breach hereof:

(a) The President hereby consents to the issuance of a permanent injunction enjoining him from any violations of the covenants set forth in Section
         4.1 hereof; and

(b) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which the Consolidated Corporation may sustain prior to the effective enforcement of such injunction, the President hereby covenants and agrees to pay over to the Consolidated Corporation, in the event he violates the covenants and agreements contained in Section 4.2 hereof, the greater of:

     (i) Any payment or compensation of any kind received by him because of such violation before the issuance of such injunction, or

     (ii) The sum of One Thousand ($1,000.00) Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by the Consolidated Corporation as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to the Consolidated Corporation for any breach of the covenants and agreements contained in this Article Four, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect the Consolidated Corporation from the injury caused by such breaches would be injunctive relief.

4.3      Cumulative Remedies.

         The President hereby  irrevocably agrees that the remedies described in
Section 4.3 hereof shall be in addition to, and not in limitation of, any of the rights or remedies to which the Consolidated Corporation is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

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

4.4      Acknowledgment of Reasonableness.

     The President hereby represents, warrants and acknowledges that he has carefully read and considered the provisions of this Article Four and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of the
Consolidated Corporation, its officers, directors and other employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, the President hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, the President hereby covenants and agrees that if so modified, the covenants contained in this Article Four shall be as fully enforceable as if they had been set forth herein directly by the Parties. In determining the nature of this limitation, the President hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that this covenant not to compete be imposed and maintained to the greatest extent possible.

4.5      Unauthorized Acts.

         The President hereby covenants and agrees that he will not do any act or incur any obligation on behalf of the Parent Company or the Company of any kind whatsoever, except as authorized by the board of directors of the subject entity or by its stockholders pursuant to duly adopted stockholder action.


                                  Article Five
                                  Miscellaneous

5.1      Notices.

(a) All notices, demands or other communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

             To the President: J. Bruce Gleason: 46 Havenwood Drive;
                         Pompano Beach, Florida 33064;

        To the Parent Company: American Internet Technical Centers, Inc.
          440 East Sample Road, Suite 204; Pompano Beach, Florida 33064
               Attention: Michael D. Umile, Senior Vice President;

            To the Company: American Internet Technical Center, Inc.
          440 East Sample Road, Suite 204; Pompano Beach, Florida 33064
               Attention: Michael D. Umile, Senior Vice President.

         or to such other address or to such other person as any party shall designate to the other for such purpose in the manner hereinafter set forth.

     (b) (1) The Parties acknowledge that The Yankee Companies, Inc., a Florida corporation ("Yankees") has acted as scrivener for the Parties in this transaction and that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

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

          (2) Because of the inherent conflict of interests involved, Yankees has advised all of the Parties to retain independent legal and accounting counsel to review this Agreement and its exhibits and incorporated materials on their behalf.

5.2      Amendment.

(1) No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the Party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

(2) This Agreement may not be modified without the consent of a majority in interest of the Parent Company's stockholders.

5.3      Merger.

(a) This instrument contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(b) All prior agreements whether written or oral, are merged herein and shall be of no force or effect.




5.4      Survival.

         The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

5.5      Severability.

         If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.

5.6      Governing Law and Venue.

         This Agreement shall be construed in accordance with the laws of the State of Florida but any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

5.7      Litigation.

(a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all
         negotiations,   trials  and  appeals,  whether  or  not  litigation  is
         initiated.

(b) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

         (1) (A) First, the issue shall be submitted to mediation before a mediation service in Broward County, Florida, to be selected by lot from six alternatives to be provided, one by the majority stockholder of the Parent Company, one by the Parent Company, one by the Company and three by the President.

                  (B) The mediation efforts shall be concluded within ten business days after their in itiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided, one by the majority stockholder of the Parent Company, one by the Parent Company, one by the Company and three by the President.

         (3)      (1)      Expenses of mediation shall be borne by the Company,
                            if successful.

                  (2)      Expenses  of  mediation,   if  unsuccessful   and  of
                           arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (3) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties.

5.8      Benefit of Agreement.

(1) This Agreement may not be assigned by the President without the prior written consent of the Consolidated Corporation.

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(2)      Subject to the restrictions on transferability and assignment contained herein, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representative, estate, heirs and legatees.

5.9      Captions.

         The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.




5.10     Number and Gender.

         All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

5.11     Further Assurances.

         The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed or acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, recipes, records and other documents, as may, from time to time, be required herein to effect the intent and purposes of this Agreement.

5.12     Status.

         Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, agency, or lessor-lessee relationship; but, rather, the relationship established hereby is that of employer-employee in the Consolidated Corporation.

5.13     Counterparts.

(a)      This Agreement may be executed in any number of counterparts.

(b) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.



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

5.14     License.


(a) This Agreement is the property of Yankees and the use hereof by the Parties is authorized hereby solely for purposes of this transaction.

(b) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

         In Witness Whereof, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
         In Our Presence
                                                     President
--------------------------

--------------------------                      ------------------------
                                                  J. Bruce Gleason
Dated:   June ___, 1999
                                       American Internet Technical Centers, Inc.
                                                 a Nevada corporation.
--------------------------

__________________________             By:      ___________________________
                                               J. Bruce Gleason, President
(CORPORATE SEAL)
                                      Attest:  __________________________
                                                  Michael D. Umile
                                           Senior Vice President & Secretary
Dated:   June ___, 1999

                                        American Internet Technical Center, Inc.
                                                a Florida corporation.
--------------------------

__________________________                  By: ___________________________
                                                J. Bruce Gleason, President
(CORPORATE SEAL)
                                       Attest: _________________________
                                                  Michael D. Umile
                                           Senior Vice President & Secretary
Dated:   June ___, 1999

EXHIBIT 10.35 EMPLOYMENT AGREEMENT WITH MICHAEL D. UMILE

Executive's Employment Agreement

         This Executive's Employment Agreement (the "Agreement") is entered into by and among Michael D. Umile, an individual residing in the State of Florida (the "Senior Vice President"); American Internet Technical Centers, Inc., a Nevada corporation (the "Parent Company"); and, American Internet Technical Center, Inc., a Florida corporation (the " Company"), the Parent Company and the Company being collec tively hereinafter referred to as the "Consolidated Corporation," and the Consolidated Corporation and the Senior Vice President being sometimes hereinafter collectively to as the "Parties" or generically as a "Party".

                                    Preamble:

         WHEREAS, The Consolidated Corporation, and the Consolidated Corporation's boards of directors are of the opinion that in conjunction with effectuation of the Consolidated Corporation's future plans, the Consolidated Corporation must continue the services of the Company's co-founder, who currently serves as the senior vice president, director and chief operating officer of the Consolidated Corporation, on a long term basis; and

         WHEREAS, the Senior Vice President is thoroughly knowledgeable with all aspects of the Consolidated Corporation's operations and plans; and

         WHEREAS, the Senior Vice President is agreeable to serving as the Consolidated Corporation's senior vice president and chief operating officer, on the terms and conditions hereinafter set forth:

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereby exchanged, as well as of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                   Article One
                       Term, Renewals, Earlier Termination

1.1      Term.

         Subject to the provisions set forth herein, the term of the Senior Vice President's employment hereunder shall be deemed to commence on June 15, 1999 and continue until June 14, 2004.



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




1.2      Renewals.

         This Agreement shall be renewed automatically, after expiration of the original term, on a continuing annual basis, unless the Party wishing not to renew this Agreement provides the other Party with written notice of its election not to renew ("Termination Election Notice") on or before the 30th day prior to termination of the then current term.

1.3      Earlier Termination.

         The Parent Company and the Company shall each have the right to terminate this Agreement prior to the expiration of its Term, as it applies to them (without affecting the Agreement as it applies to the other, except in conjunction with the compensation aspects thereof), or of any renewals thereof, subject to the provisions of Section 1.4, for the following reasons:

(a)      For Cause:

         (1) The Parent Company and the Company may each terminate the Senior Vice President's employment under this Agreement at any time for cause.

         (2) Such termination shall be evidenced by written notice thereof to the Senior Vice President, which notice shall specify the cause for termination.

         (3)      For purposes hereof, the term "cause" shall mean:

                  (A) The inability of the Senior Vice President, through sickness or other incapacity, to discharge his duties under this Agreement for ninety or more consecutive days or for a total of 120 or more days in a period of twelve consecutive months;

                  (B) The refusal of the Senior Vice President to follow the directions of the Consolidated Corporation's boards of directors;

                  (C) Dishonesty; theft; or conviction of a crime involving moral turpitude;

                  (D) Material default in the performance by the Senior Vice President of his obligations, services or duties required under this Agreement (other than for illness or incapacity) or materially breach of any provision of this Agreement, which default or breach has continued for twenty days after written notice of such default or breach and such material default or breach has resulted in material damage to the Consolidated Corporation.

         (4) In the event of a dispute concerning termination due to breach or default, the Senior Vice President's compensation shall be continued until resolution of such dispute by a tribunal

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                  of competent jurisdiction, it being understood that the Senior
                  Vice President must repay any amounts so paid upon final determination that he was not entitled to such compensation.

(b)      Discontinuance of Business:

         In the event that the Parent Company or the Company discontinues operating its business, this Agreement shall terminate as to that entity as of the last day of the month on which it ceases operation with the same force and effect as if such last day of the month were originally set as the termination date hereof; provided, however, that a reorganization of the Parent Company, the Company or the Consolidated Corporation shall not be deemed a termination of their respective business.

(c)      Death:

         This Agreement shall terminate immediately on the death of the Senior Vice President; however, all accrued compensation at such time shall be promptly paid to the Senior Vice President's estate.

1.4      Final Settlement.

         Upon termination of this Agreement and payment to the Senior Vice President of all amounts due him hereunder, the Senior Vice President or his representative shall execute and deliver to the terminating entity on a form prepared by the terminating entity, a receipt for such sums and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to the terminating entity all records, manuals and written procedures, as may be desired by it for the continued conduct of its business.



                                   Article Two
                               Scope of Employment

2.1      Retention.

         The Parent Company and the Company each hereby hires the Senior Vice President and the Senior Vice President hereby accepts such employment, in accordance with the terms, provisions and conditions of this Agreement.

2.2      General Description of Duties.

(a) The Senior Vice President shall be employed as the senior vice president of the Company and the Parent Company and perform the duties generally associated with the position of senior vice president and chief operating officer of thereof.

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




(b) Without limiting the generality of the foregoing, the Senior Vice President shall serve as the president's principal deputy and shall perform such duties as are assigned to him by the Consolidated Corporation's president and boards of directors, subject to compliance with all applicable laws and fiduciary obligations.

(c) The Senior Vice President covenants to perform in good faith his employment duties, devoting substantially all of his business time, energies and abilities to the proper and efficient management of the business of the Consolidated Corporation, and for its benefit.

2.3      Status.

(a) Throughout the term of this Agreement, the Senior Vice President shall serve as a member of the boards of directors of the Consolidated
         Corporation and as their senior vice president and chief operating officer.

(b) In the event that he is not elected to such positions, then, at the option of the Senior Vice President, this Agreement may be deemed terminated as to the non-complying entity and, at the Senior Vice President's election, the other entity constituting the Consolidated Corporation, effective as of the earliest time that it can be reasonably determined that such election will not take place, provided that written notice of such election is provided to the entity involved within 30 days after the date that the subject entity failed to elect the Senior Vice President.


2.4      Exclusivity.

         The Senior Vice President shall, unless specifically otherwise authorized by Consolidated Corporation's board of directors, on a case by case basis, devote his business time exclusively to the affairs of the Consolidated Corporation.


                                  Article Three
                                  Compensation

3.1      Compensation.

1. As consideration for the Senior Vice President's services to the Consolidated Corporation the Senior Vice President shall be entitled to a salary in an aggregate gross sum equal to $75,000.00 per annum payable in bi-monthly installments (the "Base Salary").

2. The Base Salary shall be increased by $5,000.00 per year starting on the third anniversary date of this Agreement.


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



3.2      Benefits.

         During the term of this Agreement, the Senior Vice President shall also be entitled to the following benefits:

(a) Three weeks paid vacation per year during the first three years of this Agreement and four weeks per year thereafter.

(b) During the period of his employment, the Senior Vice President shall be reimbursed for reasonable traveling and other expenses reasonably required in connection with the performance of his duties hereunder, subject to verification required by the Consolidated Corporation for audit purposes, for tax deduction purposes and in order to assure compliance with applicable laws and regulations.

(c) The Senior Vice President shall be entitled to receive health and life insurance (provided that in the aggregate, they cost not more than $500 per month to the Consolidated Corporation, any excess being deducted from the Base salary) and all other benefits of employment generally available to management of the Consolidated Corporation or its subsidiaries.



3.3      Indemnification.

         The Consolidated Corporation will defend, indemnify and hold the Senior Vice President harmless from all liabilities, suits, judgments, fines, penalties or disabilities, including expenses associated directly, therewith (e.g. legal fees, court costs, investigative costs, witness fees, etc.) resulting from any reasonable actions taken by him in good faith on behalf of the Consolidated Corporation, their affiliates or for other persons or entities at the request of the board of director of the Parent Company or the Company, to the fullest extent legally permitted, and in conjunction therewith, shall assure that all required expenditures are made in a manner making it unnecessary for the Senior Vice President to incur any out of pocket expenses; provided, however, that the Senior Vice President permits the majority stockholders of the Parent Company to select and supervise all personnel involved in such defense and that the Senior Vice President waive any conflicts of interest that such personnel may have as a result of also representing the Consolidated Corporation, their stockholders or other personnel and agrees to hold them harmless from any matters involving such representation, except such as involve fraud or bad faith.




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
                                  Article Four
                                Special Covenants




4.1      Confidentiality.

          (a) The Senior Vice President acknowledges that, in and as a result of his employment hereunder, he will be developing for the Consolidated Corporation, making use of, acquiring and/or adding to, confidential information of special and unique nature and value relating to such matters as the Consolidated Corporation's trade secrets, systems, procedures, manuals, confidential reports, personnel resources, strategic and tactical plans, advisors, clients, investors and funders; consequently, as material  inducement  to the  entry  into this  Agreement  by the
               Consolidated Corporation, the Senior Vice President hereby covenants and agrees that he shall not, at anytime during or following the terms of his employment hereunder, directly or indirectly, personally use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to him as a result of his employment by the Consolidated Corporation, or the Consolidated Corporation's affiliates.

          (b) In the event of a breach or threatened breach by the Senior Vice President of any of the provisions of this Section 4.1, the Consolidated Corporation, in addition to and not in limitation of any other rights, remedies or damages available to the Consolidated Corporation, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by the Senior Vice President, or by the Senior Vice President's partners, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with him.

4.2      Special Remedies.

         In view of the irreparable harm and damage which would undoubtedly occur to the Consolidated Corporation as a result of a breach by the Senior Vice President of the covenants or agreements contained in this Article Four, and in view of the lack of an adequate remedy at law to protect the Consolidated Corporation's interests, the Senior Vice President hereby covenants and agrees that the Consolidated Corporation shall have the following additional rights and remedies in the event of a breach hereof:

(a) The Senior Vice President hereby consents to the issuance of a permanent injunction enjoining him from any violations of the covenants set forth in Section 4.1 hereof; and

(b) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which the Consolidated Corporation may sustain prior to the effective enforcement of such injunction, the Senior Vice President hereby covenants and agrees to pay over to the Consolidated Corporation, in the event he violates the covenants and agreements contained in Section 4.2 hereof, the greater of:

          (i) Any payment or compensation of any kind received by him because of such violation before the issuance of such injunction, or


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




          (ii) The sum of One Thousand ($1,000.00) Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by the Consolidated Corporation as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to the Consolidated Corporation for any breach of the covenants and agreements contained in this Article Four, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect the Consolidated Corporation from the injury caused by such breaches would be injunctive relief.

4.3      Cumulative Remedies.

         The Senior Vice President hereby irrevocably agrees that the remedies described in Section 4.3 hereof shall be in addition to, and not in limitation of, any of the rights or remedies to which the Consolidated Corporation is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

4.4      Acknowledgment of Reasonableness.

         The Senior Vice President hereby represents, warrants and acknowledges that he has carefully read and considered the provisions of this Article Four and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of the Consolidated Corporation, its officers, directors and other employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, the Senior Vice President hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, the Senior Vice President hereby covenants and agrees that if so modified, the covenants contained in this Article Four shall be as fully enforceable as if they had been set forth herein directly by the Parties. In determining the nature of this limitation, the Senior Vice President hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that this covenant not to compete be imposed and maintained to the greatest extent possible.

4.5      Unauthorized Acts.

         The Senior Vice President hereby covenants and agrees that he will not do any act or incur any obligation on behalf of the Parent Company or the Company of any kind whatsoever, except as authorized by the board of directors of the subject entity or by its stockholders pursuant to duly adopted stockholder action.



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




                                  Article Five
                                  Miscellaneous

5.1      Notices.

(a) All notices, demands or other communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:


                          To the Senior Vice President:
          Michael D. Umile: 210 Oregon Lane; Boca Raton, Florida 33487;

        To the Parent Company: American Internet Technical Centers, Inc.
          440 East Sample Road, Suite 204; Pompano Beach, Florida 33064
                     Attention: J. Bruce Gleason, President;

            To the Company: American Internet Technical Center, Inc.
          440 East Sample Road, Suite 204; Pompano Beach, Florida 33064
                     Attention: J. Bruce Gleason, President.

         or to such other address or to such other person as any party shall designate to the other for such purpose in the manner hereinafter set forth.

(b) (1) The Parties acknowledge that The Yankee Companies, Inc., a Florida corporation ("Yankees") has acted as scrivener for the Parties in this transaction and that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

         (2) Because of the inherent conflict of interests involved, Yankees has advised all of the Parties to retain independent legal and accounting counsel to review this Agreement and its exhibits and incorporated materials on their behalf.

5.2      Amendment.

(1) No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the Party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

(2) This Agreement may not be modified without the consent of a majority in interest of the Parent Company's stockholders.


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




5.3      Merger.

(a) This instrument contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(b) All prior agreements whether written or oral, are merged herein and shall be of no force or effect.



5.4      Survival.

         The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

5.5      Severability.

         If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.

5.6      Governing Law and Venue.

         This Agreement shall be construed in accordance with the laws of the State of Florida but any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

5.7      Litigation.

(a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all
         negotiations,   trials  and  appeals,  whether  or  not  litigation  is
         initiated.

(b) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

         (1) (A) First, the issue shall be submitted to mediation before a mediation service in Broward County, Florida, to be selected by lot from six alternatives to be


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


                           provided, one by the majority stockholder of the Parent Company, one by the Parent Company, one by the Company and three by the Senior Vice President.

                  (B) The mediation efforts shall be concluded within ten business days after their in itiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided, one by the majority stockholder of the Parent Company, one by the Parent Company, one by the Company and three by the Senior Vice President.

         (3)      (A)      Expenses of mediation shall be borne by the Company,
                           if successful.

                  (2)      Expenses  of  mediation,   if  unsuccessful   and  of
                           arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (3) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties.

5.8      Benefit of Agreement.

(1) This Agreement may not be assigned by the Senior Vice President without the prior written consent of the Consolidated Corporation.

(2) Subject to the restrictions on transferability and assignment contained herein, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representative, estate, heirs and legatees.

5.9      Captions.

         The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.


5.10     Number and Gender.

         All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.


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




5.11     Further Assurances.

         The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed or acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, recipes, records and other documents, as may, from time to time, be required herein to effect the intent and purposes of this Agreement.

5.12     Status.

         Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, agency, or lessor-lessee relationship; but, rather, the relationship established hereby is that of employer-employee in the Consolidated Corporation.

5.13     Counterparts.

(a)      This Agreement may be executed in any number of counterparts.

(b) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

5.14     License.

(a) This Agreement is the property of Yankees and the use hereof by the Parties is authorized hereby solely for purposes of this transaction.

(b) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.





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





         In Witness Whereof, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
         In Our Presence
                                                   Senior Vice President
--------------------------

--------------------------                         -------------------
                                                     Michael D. Umile
Dated:   June ___, 1999

                                       American Internet Technical Centers, Inc.
                                                  a Nevada corporation.
--------------------------

__________________________                 By:
                                                 ---------------------------
                                                   J. Bruce Gleason, President
(CORPORATE SEAL)
                                          Attest:________________________
                                                      Michael D. Umile
                                            Senior Vice President & Secretary
Dated:   June ___, 1999

                                       American Internet Technical Center, Inc.
                                                   a Florida corporation.
--------------------------

__________________________               By:
                                                 ---------------------------
                                                J. Bruce Gleason, President
(CORPORATE SEAL)
                                       Attest:_________________________
                                                       Michael D. Umile
                                             Senior Vice President & Secretary
Dated:   June ___, 1999


                                      288